Western Digital’s Acquisition of SanDisk UPDATED / FEBRUARY 2016 Creating a Global Leader in Storage Technology Exhibit 99.1

Safe Harbor/Disclaimers Forward-Looking Statements This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Western Digital Corporation’s (“Western Digital”) product and technology positioning, the anticipated benefits and timing of the integration of HGST and WD and Western Digital’s proposed merger with SanDisk Corporation (“SanDisk”) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Western Digital’s expectations as a result of a variety of factors, including, without limitation, those discussed below. These forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Western Digital is unable to predict or control, that may cause actual results, performance or plans to differ materially from those expressed or implied by such forward-looking statements, including: volatility in global economic conditions; business conditions and growth in the storage ecosystem; pricing trends and fluctuations in average selling prices; the availability and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; the development and introduction of products based on new technologies and expansion into new data storage markets; and other risks and uncertainties listed in the company’s filings with the Securities and Exchange Commission (the “SEC”), including Western Digital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Western Digital undertakes no obligation to update these forward-looking statements to reflect new information or events. Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that SanDisk’s stockholders do not approve the merger or that Western Digital’s stockholders do not approve the issuance of stock in the merger (to the extent such approval is required), potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions. In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Western Digital’s most recent registration statement on Form S-4, referred to below. Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Neither Western Digital nor SanDisk intend, or undertake any obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Safe Harbor/Disclaimers Important Additional Information and Where to find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Western Digital and SanDisk. In connection with the proposed merger, Western Digital filed a registration statement on Form S-4 with the SEC on December 11, 2015, as amended by Amendment No. 1, dated January 27, 2016 and by Amendment No. 2, dated February 5, 2016, which was declared effective by the SEC on February 5, 2016, and Western Digital filed the definitive proxy statement/prospectus on February 5, 2016. Western Digital and SanDisk began to mail the definitive joint proxy statement/prospectus to their respective stockholders on February 5, 2016. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.wdc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com. Participants in Solicitation Western Digital, SanDisk and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction is set forth in the definitive joint proxy statement/prospectus referred to above. You can find information about Western Digital’s and SanDisk’s executive officers and directors in the definitive proxy statement referred to above and about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015. You can obtain free copies of these documents from Western Digital and SanDisk, respectively, using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus filed on Western Digital’s most recent Form S-4.

Western Digital’s Transformative Acquisition of SanDisk Western Digital announced acquisition of SanDisk for approximately $17 billion1 in a cash and stock transaction in October 2015 Combination of Western Digital and SanDisk creates a global leader in storage technology Acquisition at $77.98 per share1 financed with balance sheet cash, equity consideration and $17.4 billion2 of new debt (after retiring existing debt) $67.50 in cash and 0.2387 shares of Western Digital per share of SanDisk 1 Based on the closing price of $43.92 per share of Western Digital common stock on February 24, 2016. Includes value of unvested equity awards and estimated incremental costs to retire SanDisk convertible notes. 2 Includes a $3.0 billion short-term bridge and $5.0 billion of existing debt retired.

Key Updates Since Transaction Announcement Strategic rationale more compelling today Increased confidence in SanDisk and HGST synergies Strong business execution by SanDisk Toshiba’s continued commitment to JV ensuring critical NAND supply Committed financing and ability to quickly deleverage

The SanDisk Acquisition is the Logical Next Step in a Long Term Strategy



Phase 1 (2008-2012)
Phase 2 (2013-2015)
Phase 3 (present)
Storage device
Storage controller
Processing
Applications
Software
intel
JDA: Ent. SSDs
HGST
HDD / Ent. SSDs
sTec
Ent. SSDs, enhanced controller
skyera
Flash arrays
VeloBit
Advanced caching
VIRIDENT
Server-side flash storage HW & SW
AMPLIDATA
Object storage software
SanDisk
The SanDisk transaction is a result of a multiple year long strategic review
Key part of single, intertwined strategy to achieve market leadership in storage and memory driven by
– Product diversification
– Vertical integration

Long awaited step in the execution of a strategy dating back to 2008, one of becoming a media-agnostic, fully vertically-integrated storage solutions provider

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© 2016 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Western Digital

SanDisk is The Right Partner for Western Digital Unique Opportunity Positions Western Digital for Long Term Growth SanDisk is The Right Partner for Western Digital Transaction Maximizes Value for Shareholders Transaction is expected to be EPS accretive on a non-GAAP basis in CY 20171 $500mm of anticipated run-rate synergies in 18 months expected to ramp to $1.1bn by 2020 Strong cash flow ensures quick delevering Experienced management teams with demonstrated expertise Combination creates a media-agnostic storage technology leader Doubles addressable market Positions for growth in fastest growing market segments Enhances position up-the-storage-stack Synergies and captive NAND supply through Toshiba manufacturing JV 1 Assumes transaction closes in Q2, CY2016.

Strategic Rationale More Compelling Today Combination creates a highly scaled diversified leader Robust portfolio with strong up-the-stack positioning Rapid deleveraging of up to $3bn shortly after transaction close Achieves immediate scale and margin expansion Detailed integration plan in place to realize anticipated run-rate synergies of $500mm within 18 months and $1.1bn by 2020 Solid State Storage Removable memory Embedded flash ReRAM cSSD eSSD Infrastructure, Solutions, & Services Backup appliance Software defined storage Flash arrays Personal storage Analytics appliance Cloud storage services Cloud Gateway Core HDD Doubles addressable market Captive NAND supply enables technology, operational and financial advantages

Enhanced scale and diversity strengthens ability to capture opportunities in an evolving landscape 1 LTM revenues based on most recent public filings, Wall Street research and Gartner; Western Digital LTM as of 1/1/2016 and SanDisk LTM as of 1/3/2016; Intel represents 2014 numbers. Creates a Global Leader in Storage Technology $ in billion (Information Storage) (NAND) (NAND) (NAND) (Storage and Memory) (NAND) LTM Revenue1

Diversification of Technology and End-Markets is a Key Objective End Markets Data Centers, Notebooks / Desktops, Consumer Electronics, Servers Enterprise and Hyperscale Data Centers, Client Computing, Mobile and Connected Applications, Consumer Electronics Wide range of products with applications in almost all of the world’s computing and mobile devices CY2015 Revenue $13.4bn $5.6bn $19.0bn CY2015 EBITDA $2.7bn1 $1.4bn2 $4.1bn CY2015 Revenue by Business Segment HDD SSD/NAND 1 Excludes stock-based compensation expense. 2 Excludes stock-based compensation expense and one-time restructuring charges.

Transaction Doubles Addressable Market and Enhances Growth Source: Gartner, IDC, Wall Street Research. and Western Digital estimates. 1 Represents Cloud revenues of Google, Amazon, Salesforce, Oracle and Microsoft. $35bn $77bn Addressable Market Doubles Removables cSSD eSSD HDD Embedded Client SSD Shipments (mm) 24% CAGR 2x Cloud Revenues of Select Large Caps1 Client SSD penetration driven by smaller form factor, higher performance and absence of spinning components in portable and ultraportable laptops and computing devices Enterprise SSD growth driven by IO intensive enterprise applications across private, hybrid, and public clouds Growth Drivers >2x

Attractive NAND Demand and Supply Dynamics

Near Term Dynamics…

- Attractive demand and supply dynamics in 2016
- Given NANDs application across a broad range of end-markets, demand is currently limited by supply



Demand and Supply (EB)
Sufficiency (%)
NAND Demand and Supply
36
34
32
30
28
26
24
104%
102%
100%
98%
96%
4Q CY15
1Q CY16
2Q CY16
3Q CY16
4Q CY16
NAND Demand
NAND Supply
Sufficiency[1]
YoY Bit Growth (%)
46.7
46.1
41.9
35.0
31.2

…Drive Long Term Confidence

- Long term NAND demand expected to be driven by multiple applications across enterprise/data center, mobile and IoT applications
- Western Digital / SanDisk combination is favorably positioned towards higher margin segments of this demand



NAND Supply Capacity (EB)
400
300
200
100
0
2014
2015
2016
2017
2018
2019
Bit Growth (%)
40.8
40.6
40.4
38.2
40.9
32.3

Long-term supply outlook already incorporates recent investments by other players, reinforcing the need of having a captive NAND supply

Source: Gartner NAND forecast.
1 Sufficiency is defined as the ratio of Demand and Supply.

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© 2016 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.
Western Digital

Strong up-the-stack positioning Datacenter Hardware MyCloud HDD Software & Systems Enterprise Client (i.e. Desktop, NB) Embedded (i.e. mobile phones) Removable (i.e. retail product) NAND / SSD Comprehensive Storage Technology Platform Powerful Multi-channel Distribution Platform Representative Customers Client (i.e. Desktop, NB) Enterprise Branded Solutions Hyperscale Cloud Providers Retail Robust Platform Enables Innovation in a Rapidly Evolving Storage Market Retail Vertically Integrated Platform

Strong Up-the-Stack Positioning Technology: Technology advantage due to tight optimization from software/application layer to device level design Financial: Moving control to software/application layer increases ability to sell standalone software products improving gross margins Control of Entire Storage Stack Provides Multiple Strategic Advantages Customers: Full-stack solutions enable sticky and long-term relationships with blue-chip customers Software Storage device Storage controller Processing Applications

Technology Ability to leverage SanDisk market leading NAND technology Operational Ensures critical supply on ongoing basis Financial Cost-effective supply Captive NAND Supply from SanDisk is Critical to Serving a Robust Platform Japan Semiconductor Fabs China Die Packaging & Test Malaysia Integrated SSD Manufacturing

Continued Partnership with Toshiba Enables Captive NAND Supply and Vertical Integration

- Toshiba / SanDisk JV has had a successful 15 year history
- Current collaboration extends through 3D NAND and ReRAM
- Technology leadership through JV driven by deep collaboration across design and process capabilities
- JV provides stable NAND supply at scale through a capital-efficient business model
- While Toshiba is planning a restructuring of its semiconductor operations, Toshiba remains committed to the Toshiba / SanDisk JV


R&D
Shared IP
Fab process technology & manufacturing
R&D

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Memory Business is the Most Profitable Part of the Toshiba Portfolio

- Electronic Devices and Components is the second largest and the most profitable division of Toshiba
- Within that division, the memory business is the largest and most profitable segment, and leads development of advanced next generation technologies such as proprietary ReRAM
- Western Digital has had continued discussions with Toshiba since transaction announcement where Toshiba has reiterated their commitment to the SanDisk JV

Scale and Strategic Focus



FY 03/15 Revenue: ~$7.7 billion[1]
13%
87%
Memory
Other

*"**Transformation of the business**: Accelerate a shift of development resources to **enterprise HDDs and solid state drives (SSD)**… End operation of in-house Healthcare company at the end of March 2016… consider closing manufacturing sites or selling majority shares in unprofitable regions"*

Toshiba – Q3 2015 Earnings Presentation, February 4, 2016

*"Toshiba today announced that it is **gearing up for future expanded production** of BiCS FLASH, its proprietary 3D flash memory, by acquiring 150,000m² of land adjacent to its Yokkaichi Operations memory production complex"*

Toshiba – Press Release, February 1, 2016

Profitability



Operating Margin (%)
FY 03/15 Memory Operating Income as % of total Toshiba: 127%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
FY 03/13
FY 03/14
FY 03/15
Memory
Electronic Devices and Components
Healthcare
Community Solutions
Energy and Infrastructure
Lifestyle Products and Services

Note: Toshiba FYE March 31. Source: Wall Street Research.
1 Assumes 1.0 US dollar = 112.0 yen.

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Western Digital

Rev. CAGR 1995-2000 2000-2005 2005-2010 2010-2015 SNDK 57% 31% 16% 3% Semis (2%) (0%) 7% 2% Memory 7% 2% 6% 2% SanDisk Has Demonstrated Strong Performance Through Semiconductor Cycles Stock Price Source: SanDisk filings, Semiconductor Industry Association. Note: CAGRs are based on growth in SanDisk, Semiconductor industry and Memory industry revenues 1 Includes value creation from stock price appreciation and dividends. 1,500%1+ Shareholder Value Creation SanDisk has outperformed semis and / or memory industry in 17 out of 20 years

SanDisk Business Has Outperformed in Recent Quarters


Business Execution
Product and Operational Excellence
Technology Leadership

Client SSD

- Client SSD attach rate for corporate laptops exiting 2015 was in high-30% range up from 20% range in 2014

Enterprise SSD

- Enterprise SATA sales to hyperscale customers more than doubled sequentially in Q4, 2015

2D NAND

- Successful transition to lowest cost node in industry
- Record yields for any NAND technology in history on 15nm NAND

3D NAND

- 3D ramp on schedule with Toshiba and SanDisk beginning 3D production earlier this year
- Shipped 48-layer, X3, 3D NAND to retail and first OEM customer samples
- Next-generation 3D NAND achieving lower cost versus 15nm 2D NAND in 2017

Source: SanDisk Q4 and Q2 2015 earnings presentations.

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© 2016 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.
Western Digital

Experienced Management Team With Deep Industry and M&A Experience Steve Milligan Chief Executive Officer Western Digital Corp. Michael Ray EVP, Chief Legal Officer & Secretary Olivier Leonetti EVP & Chief Financial Officer Mike Cordano President & Chief Operating Officer Steven Campbell EVP & Chief Tech. Officer Jacqueline DeMaria EVP & Chief HR Officer Mark Long EVP & Chief Strategy Officer Sanjay Mehrotra Co-Founder, President and Chief Executive Officer SanDisk Sumit Sadana EVP, Chief Strategy Officer and General Manager, Enterprise Solutions Dr. Siva Sivaram EVP, Memory Technology Judy Bruner EVP, Administration and Chief Financial Officer

Significant Value Creation Potential From Synergies

Synergy lever	Rationale / assumption	Annual synergies within 18 months post-closing	Annual run-rate synergies by 2020
Vertical integration	■ Lower cost of NAND for eSSDs ■ Align supply chain for retail / branded business ■ SATA eSSD uplift from selling into Western Digital	~$200mm	~$750mm
G&A consolidation	■ Reduction of fixed costs ■ Consolidation of overlapping variable costs	~$55mm	~$90mm
Go-To-Market (GTM) consolidation	■ Western Digital and SanDisk provide different products to same customers in both storage and retail ■ Reduction in retail and device sales costs ■ Savings on marketing cost due to scale	~$55mm	~$60mm
R&D consolidation	■ More efficient eSSD R&D from eliminating duplication ■ emNVM overlapping R&D consolidation	~$70mm	~$75mm
Uplift in cSSD business	■ cSSD uplift from Western Digital into client OEMs	~$150mm	~$375mm

~$500mm – Annual synergies expected within 18 months post-closing
~$1.1 bn[1] – Annual run-rate synergies expected by 2020

1 Includes SAS annual run-rate dis-synergies of $205mm.

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Western Digital

Detailed Framework For Integration Planning in Place Achieve Synergies Accelerate Growth Organizational Design and Management Change Retain Talent and Unify Culture Detailed Integration Plan Leverage cultural strengths across Western Digital and SanDisk Creation of cultural themes to create a combined entity culture Combined technology and product roadmaps Focused design and R&D investment Technology qualification nearly complete to enable NAND flash sourcing from SanDisk Operational consultants in place to implement opex synergies Design future state organization and place people Transformation across all levels of the organization, particularly management Western Digital has a long track record of achieving synergies especially through vertical integration

Accretive to Stand Alone Margins--- Achieves Immediate Scale and Margin Expansion Western Digital Non- GAAP LTM1 SanDisk Non- GAAP LTM2 Combined Non-GAAP LTM Revenue $13.4B $5.6B $19.0B Gross Margin 29% 43% 33% Operating Margin 14% 20% 15% Non-GAAP financials exclude amortization of intangibles, stock-based compensation expense and one-time charges. 1 LTM as of 1/1/2016. 2 LTM as of 1/3/2016.

Transaction Structure is Optimized for Maximum Value Creation

Transaction Consideration	▪ Approximately $17bn[1] of total consideration
Per Share Consideration[2]	▪ $77.98[1] in total: $67.50 in cash, 0.2387 shares of Western Digital common stock
Sources of Financing	▪ $17.4 billion of debt, including a $3.0 billion short-term bridge – Retired existing debt of $5.0 billion ▪ $2.8 billion of balance sheet cash ▪ $2.8[3] billion of equity consideration ▪ Committed financing of $18.1bn led by BofA Merrill Lynch, J.P. Morgan, Credit Suisse, and RBC Capital Markets
Approval Process	▪ HSR and EU approvals received, awaiting certain other regulatory approvals ▪ Approval by SanDisk shareholders required ▪ Approval by Western Digital shareholders required
Other Considerations	▪ Expected closing in second calendar quarter of 2016 ▪ Comprehensive merger integration plan in place to catalyze growth

1 Based on the closing price of $43.92 per share of Western Digital common stock on February 24, 2016. Includes value of unvested equity awards and estimated incremental costs to retire SanDisk convertible notes.
2 Cash / equity mix subject to adjustment if SanDisk cash balance falls below target thresholds.
3 Includes value of unvested equity awards.

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© 2016 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Western Digital

Strong Financial Profile Allows Rapid Deleveraging

Leverage

- Pro forma for the transaction and retirement of bridge, leverage will be 2.7x (3.3x[1] before retirement of cash bridge)
  - Net leverage[1] will be 2.0x
- Transaction structure enables rapid deleveraging by $3bn shortly after transaction close
- Expected to reach target leverage of less than 1.5x in ~3 years
- Conservative financial policies with commitment to rapid deleveraging

EBITDA and Cash Flow

- Strong EBITDA generation of $5bn[2] on a combined basis
- Significant cash flow generation and relatively low capital expenditure requirements

Financing

- Fully underwritten and committed financing package at attractive terms led by BofA Merrill Lynch, J.P. Morgan, Credit Suisse, and RBC Capital Markets

Note: Amounts in millions.
1 Assumes transaction debt of $17.4bn including a cash bridge of $3.0bn; based on LTM 1/1/2016 pro forma EBITDA adjusted to include SanDisk anticipated run-rate synergies of $500mm and MOFCOM run-rate synergies of $650mm.
2 LTM 1/1/2016 Pro-forma EBITDA includes SanDisk anticipated run-rate synergies of $500mm and MOFCOM run-rate synergies of $650mm.

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© 2016 WESTERN DIGITAL CORP. ALL RIGHTS RESERVED.

Ample Precedents for Increased Leverage for Strategic Acquisitions Source: Company filings, acquisition-related investor presentation. Note: Includes semiconductor transactions >$500mm over last three years with new debt raise; pre and post leverage levels are LTM at time of announcement. 1 Leverage is pro forma as of announcement date of transaction and includes announced synergies. 2 Post repayment of cash bridge. Expected to reach target leverage of <1.5x in ~3 years Semiconductor Leverage Levels Pre / Post-M&A1 2 Net leverage 2.0x

Western Digital Has Continued to Trade on HDD Fundamentals WDC 7.3x STX 9.0x Source: FactSet, market data as of 02/24/16. 1 5-year average excludes period in October and November in 2011 when Western Digital was affected by Thailand flood. NTM P/E

Western Digital Performance Has Been Comparable to Peers Source: FactSet, market data as of 02/24/16. 1 Storage peers include NetApp, Nimble, Pure Storage, IBM. Post-updated merger filing (1/27/16) to Current (2/24/16) Western Digital Seagate SNDK acquisition rumor (10/13/15) to Updated SNDK merger filing (1/26/16) Micron SK Hynix Peer Average1 HDD Memory Storage Western Digital disclosed that it refiled a notice with CFIUS in relation to Unis investment 1/26/16 (post-market close)

Strategic Rationale More Compelling Today Solid State Storage Removable memory Embedded flash ReRAM cSSD eSSD Infrastructure, Solutions, & Services Backup appliance Software defined storage Flash arrays Personal storage Analytics appliance Cloud storage services Cloud Gateway Core HDD Combination creates a highly scaled diversified leader Robust portfolio with strong up-the-stack positioning Rapid deleveraging of up to $3bn shortly after transaction close Achieves immediate scale and margin expansion Detailed integration plan in place to realize anticipated run-rate synergies of $500mm within 18 months and $1.1bn by 2020 Doubles addressable market Captive NAND supply enables technology, operational and financial advantages